Exhibit 24



                          POWER OF ATTORNEY

      The  person whose signature appears below hereby appoints William
J. O'Neill, Jr., Executive Vice President and Chief Financial Officer, and Thomas M. Lemberg, Senior Vice President, General Counsel and Secretary, his true and lawful attorney-in-fact with authority together or individually to execute in the name of such signatory, and with authority to file with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to the Polaroid Board of s Stock Plan, Polaroid Elective Deferred Compensation Plan, Polaroid Profit Sharing Retirement Plan and the Polaroid Stock Incentive Plan, any and all amendments to the Registration Statements on Form S-8, together with any exhibits thereto and other documents therewith, necessary or advisable to enable Polaroid Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statements on Form S-8 as the aforesaid attorney-in-fact executing the same deems appropriate.






/s/ Ralph Gomory                  July 15, 1997
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Ralph Gomory


/s/ Frank S. Jones                 July 9, 1997
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Frank S. Jones


/s/ John W. Loose                 July 17, 1997
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John W. Loose


/s/ Albin F. Moschner             July 14, 1997
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Albin F. Moschner


/s/ Kenneth H. Olsen              July 11, 1997
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Kenneth H. Olsen


 /s/ Ronald F. Olsen               July 9, 1997
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Ronald F. Olsen


/s/ Ralph Z. Sorenson             July 9, 1997
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Ralph Z. Sorenson


/s/ Delbert C. Staley             July 9, 1997
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Delbert C. Staley


/s/ Bernee D.L. Strom             July 9, 1997
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Bernee D.L. Strom


/s/ Alfred M. Zeien               July 10, 1997
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Alfred M. Zeien